UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2009
POLYMEDIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51895	27-0125925

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 N. Radnor Chester Road, Suite 300 Radnor, Pennsylvania	19087

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (448) 598-2400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On October 27, 2009, PolyMedix, Inc. (the “Company”) announced the results of its Phase 1B clinical study for its anticoagulant reversing agent, PMX-60056. A copy of the Company’s press release announcing the results of its clinical study is filed herewith as Exhibit 99.1 and is in its entirety incorporated in this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated October 27, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDIX, INC.
October 27, 2009	/s/ Edward F. Smith
Edward F. Smith
Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.

99.1	Press release dated October 27, 2009